                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /x/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /x/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                              UNIONBANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                     [LOGO]

                                 March 17, 2000

Dear Fellow Stockholder:

         You are cordially invited to attend UnionBancorp, Inc.'s annual meeting of stockholders at the Starved Rock Lodge and Conference Center located in Utica, Illinois, on Tuesday, April 25, 2000, at 10:00 a.m. At the meeting, we will report to you on the progress of UnionBancorp and respond to your comments or questions. Moreover, several of our management people will be available to talk individually with you about our record of achievement and plans for the future.

         Your board of directors has nominated four persons to serve as Class II directors on the board of directors. Their names appear in the enclosed proxy material. All four of the nominees are incumbent directors. We recommend that you vote your shares for the nominees.

         We encourage you to attend the meeting in person. Because it is important that your shares be represented at the meeting, please sign and return the enclosed proxy, whether or not you plan to attend the meeting.

         We look forward with pleasure to seeing and visiting with you at the meeting.

                                    With best personal wishes,

                                    [SIGNATURE]

                                    Charles J. Grako
                                    President


           122 WEST MADISON STREET O OTTAWA ILLINOIS O (815) 433-7030

                                      [LOGO]

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 25, 2000

                    ----------------------------------------

TO HOLDERS OF COMMON STOCK:

         The annual meeting of stockholders of UnionBancorp, Inc., a Delaware corporation, will be held at the Starved Rock Lodge and Conference Center located in Utica, Illinois, on Tuesday, April 25, 2000, at 10:00 a.m., local time, for the purpose of considering and voting upon the following matters:

     1.  to elect four (4) Class II directors.

     2. to transact such other business as may properly come before the meeting or any adjournments or postponements of the meeting.

         We are not aware of any other business to come before the meeting. Only those stockholders of record as of the close of business on March 3, 2000, shall be entitled to notice of the meeting and to vote at the meeting and any adjournments or postponements of the meeting. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the meeting, the meeting may be adjourned or postponed in order to permit our further solicitation of proxies.

                                By Order of the Board of Directors

                                [SIGNATURE]

                                Charles J. Grako
                                President

Ottawa, Illinois
March 17, 2000

PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IT IS HOPED THAT YOU WILL BE ABLE TO ATTEND THE MEETING, AND IF YOU DO YOU MAY VOTE YOUR STOCK IN PERSON IF YOU WISH. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE.

                                     [LOGO]

                                 PROXY STATEMENT

         This proxy statement is furnished in connection with the solicitation by the board of directors of UnionBancorp of proxies to be voted at the annual meeting of stockholders to be held at the Starved Rock Lodge and Conference Center located in Utica, Illinois, on Tuesday, April 25, 2000, at 10:00 a.m., local time, or at any adjournments or postponements of the meeting.

         UnionBancorp, a Delaware corporation, is a regional financial services company based in Ottawa, Illinois which has four bank subsidiaries. Our banks serve communities throughout Central and Northern Illinois through twenty-nine locations. We also own the following three non-bank subsidiaries:

                  - UnionData Corp, Inc., which provides data processing services;

                  - UnionTrust Corporation, a trust company which also serves as an owner and lessor of banking offices to several of our banks; and

                  - UnionFinancial Services, Inc., an insurance/brokerage agency located in Peru, Illinois.

         The proxy statement and the accompanying notice of meeting and proxy are first being mailed to holders of shares of our common stock, par value $1.00 per share, on or about March 17, 2000. Our 1999 annual report, including financial statements, is enclosed.

VOTING RIGHTS AND PROXY INFORMATION

         The board of directors has fixed the close of business on March 3, 2000, as the record date for the determination of stockholders entitled to notice of, and to vote at, the annual meeting. Our transfer books will not be closed between the record date and the date of the annual meeting. The board of directors hopes that all stockholders can be represented at the annual meeting. Whether or not you expect to be present, please sign and return your proxy in the enclosed self-addressed, stamped envelope. Stockholders giving proxies retain the right to revoke them at any time before they are voted by written notice of revocation to the Secretary of UnionBancorp, and stockholders present at the meeting may revoke their proxy and vote in person.

         On March 3, 2000, we had 4,047,309 issued and outstanding shares of common stock. For the election of directors and for all other matters to be voted upon at the annual meeting, each share of common stock is entitled to one vote. A majority of the outstanding shares of the common stock must be present in person or represented by proxy to constitute a quorum for purposes of the annual meeting. Abstentions and broker non-votes will be counted for purposes of determining a quorum. Directors will be elected by a plurality of the votes present in person or represented by proxy at the meeting and entitled to vote. In all other matters, the affirmative vote of the majority of shares of common stock present in person or represented by proxy at the annual meeting and entitled to vote on the subject matter shall be required to constitute stockholder approval. Abstentions will be treated as votes against a proposal and broker non-votes will have no effect on the vote.

                              ELECTION OF DIRECTORS

         We have a staggered board of directors divided into three classes. One class is elected annually to serve for three years. At the annual meeting, our stockholders will be entitled to elect four Class II directors for terms of three years or until their successors are elected and qualified. Each of the nominees for election as Class II directors are incumbent directors.

         The proxy provides instructions for voting for all director nominees or for withholding authority to vote for one or more director nominees. Unless instructed to the contrary, the persons acting under the proxy which we are soliciting will vote for the nominees listed below. In the event, however, that any nominee shall be unable to serve, which is not now contemplated, the proxy holders reserve the right to vote at the annual meeting for a substitute nominee.

INFORMATION ABOUT DIRECTORS AND NOMINEES

         Set forth below is information, current as of March 3, 2000, concerning the nominees for election and for the other directors whose terms of office will continue after the meeting, including the age, year first elected a director and business experience of each during the previous five years. Unless otherwise indicated, each person has held the positions shown for at least five years. The four nominees, if elected at the annual meeting, will serve as Class II directors for three year terms expiring in 2003. WE RECOMMEND THAT YOU VOTE YOUR SHARES FOR ALL FOUR NOMINEES.


                                    NOMINEES

NAME                                                           POSITION WITH UNIONBANCORP
(AGE)                                  DIRECTOR SINCE          AND PRINCIPAL OCCUPATION
-----                                  --------------          --------------------------
CLASS II
(TERM EXPIRES 2003)

L. Paul Broadus                              1986              Director of UnionBancorp; Founder and President,
(Age 65)                                                       Broadus Oil Company

Robert J. Doty                               1996              Director of UnionBancorp; Chairman of Prairie Bancorp,
(Age 72)                                                       Inc. (1989-1996); Consultant, Farm Management

Jimmie D. Lansford                           1988              Director and Senior Vice President, Organizational
(Age 60)                                                       Development and Planning (since 1996) of UnionBancorp;
                                                               Chief Executive Officer, St. Mary's Hospital
                                                               (1987-1996)

I. J. Reinhardt, Jr.                         1991              Director of UnionBancorp; Director and General
(Age 62)                                                       Manager, St. Louis Beverage Company

                              CONTINUING DIRECTORS
NAME                                                           POSITION WITH UNIONBANCORP
(AGE)                                  DIRECTOR SINCE          AND PRINCIPAL OCCUPATION
-----                                  --------------          --------------------------
CLASS III
(TERM EXPIRES 2001)

Charles J. Grako                             2000              Director, President (since 1999) and Chief Financial
(Age 46)                                                       Officer (since 1990) of UnionBancorp

Joseph D. O'Brien, Jr.                       1999              Director of UnionBancorp; President, O'Brien
(Age 49)                                                       Automotive Team

John A. Shinkle                              1997              Director of UnionBancorp; Executive Vice President,
(Age 48)                                                       Synovus Securities, Inc. (1986-present)

Scott C. Sullivan                            1996              Director of UnionBancorp; Attorney, Williams & McCarthy
(Age 45)

CLASS I
(TERM EXPIRES 2002)

Richard J. Berry                             1985              Director of UnionBancorp; Attorney, Myers, Daugherity,
(Age 47)                                                       Berry, O'Conor & Kuzma, Ltd.

Walter E. Breipohl                           1993              Director of UnionBancorp; Owner, Kaszynski/Breipohl
(Age 46)                                                       Realtors/Developers

Lawrence J. McGrogan                         1987              Director of UnionBancorp; Owner, Handy Foods, Inc.
(Age 62)

John A. Trainor                              1985              Chairman of the Board (since 2000) and Director of
(Age 69)                                                       UnionBancorp; Owner, Trainor Grain & Supply Company,
                                                               Inc.

         All of our directors will hold office for the terms indicated, or until their respective successors are duly elected and qualified. There are no arrangements or understandings between UnionBancorp and any person pursuant to which any director has been selected. No member of the board of directors is related to any other member of the board of directors.

BOARD COMMITTEES AND MEETINGS

         Our board of directors generally meets on a quarterly basis. The board of directors met six times during 1999. During 1999, all directors attended at least 75 percent of the meetings of the board and the committees on which they served. Our board of directors has standing executive, audit and compensation committees.

         The executive committee is comprised of Messrs. Berry, Broadus, Grako, Sullivan and Trainor. The executive committee meets on an as needed basis and exercises the power of the board of directors between board meetings. This committee met six times in 1999.

         The audit committee recommends independent auditors to the board, reviews the results of the auditors' services, reviews with management and the internal auditor the systems of internal control and internal audit reports and assures that our books and records are kept in accordance with applicable accounting principles and standards. The members of the audit committee are Messrs. Reinhardt (Chair), Doty and O'Brien. During 1999, the audit committee met four times.

         The compensation committee establishes compensation and benefits for the chief executive officer and reviews and recommends compensation and benefits for the other officers and employees of UnionBancorp and our subsidiaries. The committee also administers and oversees our stock-based incentive compensation plans. The members of the compensation committee are Messrs. McGrogan (Chair), Breipohl, Broadus, Shinkle and Lansford (ex officio). The compensation committee met four times in 1999.

COMPENSATION OF DIRECTORS

         Each of our directors was paid a fee of $1,000 for each board meeting attended and $250 for each committee meeting attended. In addition, each director was paid an annual retainer of $2,500. Each of our directors also receives an annual grant of options to purchase shares of common stock under UnionBancorp's stock option plan. The stock option plan provides for annual formula grants to each of our directors of options to purchase up to 3,000 shares of common stock with an exercise price of 75% of the then current market price of the common stock on the date of the grant. Such options become exercisable over five years. During 1999, each director, with the exception of Mr. O'Brien who joined the board during the year, was granted options to purchase 2,000 shares of common stock at a price of $11.25 per share.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information with respect to the beneficial ownership of our common stock at March 15, 2000, by each person known by us to be the beneficial owner of more than 5% of the outstanding common stock, by each director or nominee, by each executive officer named in the summary compensation table which can be found later in this proxy statement, and by all of our directors and executive officers as a group.

                  NAME OF INDIVIDUAL OR                          AMOUNT AND NATURE OF                PERCENT
              NUMBER OF INDIVIDUALS IN GROUP                  BENEFICIAL OWNERSHIP(1)(2)            OF CLASS
              ------------------------------                  --------------------------            --------
5% STOCKHOLDERS

UnionBank, as Trustee for the                                            508,485(3)                   12.6%
UnionBancorp, Inc. Employee Stock Ownership
Plan ("ESOP")
201 East Main Street
Streator, Illinois  61364

                  NAME OF INDIVIDUAL OR                          AMOUNT AND NATURE OF                PERCENT
              NUMBER OF INDIVIDUALS IN GROUP                  BENEFICIAL OWNERSHIP(1)(2)            OF CLASS
              ------------------------------                  --------------------------            --------
Dennis J. McDonnell                                                      355,288(4)                    8.8%
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Wayne W. Whalen                                                          484,688(5)                   12.0%
333 W. Wacker Drive, Suite 2100
Chicago, Illinois  60606

Jeffrey L. Gendell                                                       323,400(6)                    8.0%
200 Park Avenue, Suite 3900
New York, New York  10166

DIRECTORS AND NOMINEES
Richard J. Berry                                                          38,319(7)                    *
Walter E. Breipohl                                                        20,019                       *
L. Paul Broadus                                                           23,254(8)                    *
John Michael Daw                                                          26,561(9)                    *
Robert J. Doty                                                             4,184                       *
Charles J. Grako                                                         873,855(10)                  21.6%
Jimmie D. Lansford                                                        23,853(11)                   *
Lawrence J. McGrogan                                                      28,343(12)                   *
Joseph D. O'Brien, Jr.                                                     9,000                       *
I.J. Reinhardt, Jr.                                                       30,690(13)                   *
John A. Shinkle                                                            4,379(14)                   *
Scott C. Sullivan                                                          8,700(15)                   *
John A. Trainor                                                           22,269(16)                   *

OTHER NAMED EXECUTIVE OFFICERS
Wayne L. Bismark                                                          18,514(17)                   *
R. Scott Grigsby                                                          83,689(18)                   2.1%

All directors and executive officers as a group                        1,215,629(19)                  30.0%
(15 persons)

-----------------------
* Indicates less than one percent.

(1) The information contained in this column is based upon information furnished to us by the persons named above and the members of the designated group. Amounts reported include shares held directly as well as shares which are held in retirement accounts and shares held by members of the named individuals' families or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which shares the respective individual may be deemed to have sole or shared voting and/or investment power. The nature of beneficial ownership for shares shown in this column is sole voting and investment power, except as set forth in the footnotes below. Inclusion of shares shall not constitute an admission of beneficial ownership or voting and investment power over included shares.

(2) Amounts shown include interests in a general partnership held by Messrs. Berry, Broadus, Breipohl, Grigsby, Daw, Lansford, McGrogan, Shinkle and Trainor which holds an aggregate of 18,900 shares of common stock representing 2,079 shares by each director. Mr. Grako also has an interest in the partnership amounting to 189 shares. Voting and investment power over shares held in this partnership is shared. The information also includes shares presently obtainable through the exercise of options to purchase shares of common stock granted under UnionBancorp's stock option plan as follows: Mr. Berry - 8,340 shares; Mr. Breipohl - 8,340 shares; Mr. Broadus - 7,590 shares; Mr. Daw - 10,440 shares; Mr. Doty - 1,200 shares; Mr. Grigsby - 15,659 shares; Mr. Lansford - 10,440 shares;

         Mr. McGrogan - 8,340 shares; Mr.Reinhardt - 6,690 shares; Mr. Shinkle
         - 1,200 shares; Mr. Sullivan - 1,200 shares; Mr. Trainor - 8,040 shares; Mr. Grako - 8,860 shares; and Mr. Bismark - 5,260 shares. Option holders have the sole power to exercise their respective options and would also be entitled to exercise sole voting and investment power over the shares issued upon the exercise of such options.

(3) All of the shares held by the employee stock ownership plan are allocated to particular participants' accounts and over which shares the employee stock ownership plan trustee has shared voting and no investment power over such shares.

(4) As reported to the Securities and Exchange Commission on a Schedule 13D dated October 9, 1996. Pursuant to the terms of an agreement executed by UnionBancorp and Mr. McDonnell in connection with our acquisition of Prairie Bancorp, Inc., the President of UnionBancorp has a limited proxy with respect to these shares until August 6, 2000.

(5) As reported to the Securities and Exchange Commission on a Schedule 13D dated February 29, 2000. Pursuant to the terms of an agreement executed by UnionBancorp and Mr. Whalen in connection with our acquisition of Prairie Bancorp, Inc., the president of UnionBancorp has a limited proxy with respect to these shares until August 6, 2000. In addition, Mr. Whalen's wife, Paula Wolff, filed a Schedule 13D with the Securities and Exchange Commission on March 6, 2000, reporting shared voting and investment power over such shares.

(6) As reported to the Securities and Exchange Commission on a Schedule 13G dated March 6, 2000. Mr. Gendell reported shared voting and investment power over such shares.

(7) Includes 13,800 shares held jointly by Mr. Berry and his spouse, 3,000 shares held individually by Mr. Berry's spouse and 11,100 shares held in trusts for which Mr. Berry is a co-trustee, over all of which shares Mr. Berry has shared voting and investment power.

(8) Includes 7,380 shares held by Mr. Broadus jointly with his spouse, over which shares Mr. Broadus has shared voting and investment power.

(9) Includes 900 shares held solely by Mr. Daw's spouse over which Mr. Daw has no voting or investment power. Also includes 866 shares allocated to Mr. Daw under the employee stock ownership plan. Mr. Daw is currently on the board, but will not stand for reelection at the annual meeting.

(10) Includes 1,500 shares held by Mr. Grako jointly with his spouse, over which shares Mr. Grako has shared voting and investment power. Also includes 20,030 shares allocated to Mr. Grako under the employee stock ownership plan. Includes 839,976 shares over which Mr. Grako, as President of UnionBancorp, is entitled to exercise a limited proxy pursuant to an agreement entered into between UnionBancorp and Messrs. McDonnell and Whalen in connection with our acquisition of Prairie Bancorp.

(11) Includes 2,400 shares held by Mr. Lansford jointly with his spouse, over which shares Mr. Lansford has shared voting and investment power. Also includes 1,134 shares allocated to Mr. Lansford under the employee stock ownership plan.

(12) Includes 11,040 shares held by Mr. McGrogan jointly with his spouse, over which shares Mr. McGrogan has shared voting and investment power, and also includes 1,884 shares owned solely by his spouse, over which shares Mr. McGrogan has no voting or investment power.

(13) Includes 6,000 shares held by Mr. Reinhardt jointly with his spouse and 15,000 shares held in a retirement account, over all of which shares Mr. Reinhardt has shared voting and investment power.

(14) Includes 400 shares held by members of Mr. Shinkle's family. Mr. Shinkle has no voting or investment power over 100 of such shares and has shared voting and investment power over the remaining 300 shares. Mr. Shinkle also has voting and investment power over 700 shares held in an Investment Club.

(15) Includes 1,500 shares held by Mr. Sullivan jointly with his spouse and 1,000 shares held by members of Mr. Sullivan's family. Mr. Sullivan has shared voting and investment power over the 2,500 shares.

(16) Includes 1,200 shares held solely by Mr. Trainor's spouse, over which shares Mr. Trainor has no voting or investment power.

(17) Includes 3,754 shares allocated to Mr. Bismark under the employee stock ownership plan.

(18) Mr. Grigsby resigned as chairman of the board and chief executive officer of UnionBancorp, effective February 8, 2000. Includes 17,458 shares held by Mr. Grigsby jointly with his spouse and with or for other family members, over which shares Mr. Grigsby has shared voting and investment power, 400 shares held solely by members of Mr. Grigsby's family, over which shares Mr. Grigsby has no voting or investment power, and 38,376 shares allocated to Mr. Grigsby under our employee stock ownership plan.

(19) Includes 839,976 shares over which Mr. Grako, as President of UnionBancorp, is entitled to exercise a limited proxy pursuant to an agreement entered into between UnionBancorp and Messrs. McDonnell and Whalen in connection with the Prairie Bancorp acquisition.

         Section 16(a) of the Securities Exchange Act of 1934 requires that our executive officers, directors and persons who own more than 10% of our common stock file reports of ownership and changes in ownership with the Securities and Exchange Commission. They are also required to furnish us with copies of all
Section 16(a) forms they file. Based solely on our review of the copies of such forms, and, if appropriate, representations made to us by any reporting person concerning whether a Form 5 was required to be filed for 1999, we are not aware that any of our directors, executive officers or 10% stockholders failed to comply with the filing requirements of Section 16(a) during 1999.

VOTING AGREEMENTS

         Pursuant to the terms of a standstill agreement entered into between UnionBancorp and Messrs. McDonnell and Whalen, the president of UnionBancorp has sole voting power with respect to all 839,976 shares of common stock held by them in any election of our directors. The proxy will further pertain to any additional shares of common stock obtained by either party. The proxy expires on August 6, 2000.

                             EXECUTIVE COMPENSATION

CASH COMPENSATION

         The following table shows the compensation earned for the last three fiscal years by the chief executive officer and our executive officers whose 1999 salary and bonus exceeded $100,000:

--------------------------------------------------------------------------------------------------------------------

                           SUMMARY COMPENSATION TABLE

--------------------------------------------------------------------------------------------------------------------

                                                                                   LONG TERM
                                                                                 COMPENSATION
                                                  ANNUAL COMPENSATION               AWARDS

                                           ----------------------------------- ------------------
             (a)                   (b)             (c)               (d)              (g)                (i)

                                                                                  SECURITIES
                                                                                  UNDERLYING          ALL OTHER
           NAME AND                                                              OPTIONS/SARS       COMPENSATION
      PRINCIPAL POSITION          YEAR          SALARY($)         BONUS($)          (#)(1)               ($)
------------------------------- ---------- -------------------- -------------- ------------------ ------------------
R. Scott Grigsby(2)                1999         $ 207,882        $     ---           7,600            $  15,944(2)
Chairman of the Board, and         1998           197,983           15,000           7,000               15,216
Chief Executive Officer            1997           156,555            8,000           4,000               10,050

------------------------------- ---------- -------------------- -------------- ------------------ ------------------
Charles J. Grako                   1999         $ 129,170        $     ---           4,600            $  19,088(3)
President and Chief Financial      1998           112,545            7,000           4,000               17,275
Officer                            1997           104,878            4,000           1,500               13,200

------------------------------- ---------- -------------------- -------------- ------------------ ------------------
Wayne L. Bismark                   1999         $ 118,173        $     ---           2,100            $  11,433(4)
Executive Vice President and       1998           112,545              ---           3,000               24,752
Chief Credit Officer               1997           104,878            2,000           1,500               21,734

------------------------------- ---------- -------------------- -------------- ------------------ ------------------

---------------

(1) All options vest at a rate of 20% per year on or about each anniversary of the date of grant, except for 100 shares granted to Messrs. Grigsby, Grako and Bismark in 1999, that fully vest three years after the date of grant.

(2) Mr. Grigsby resigned as chairman of the board and chief executive officer, effective February 8, 2000. Represents the dollar value of allocations under our employee stock ownership plan in the amounts of $9,843 for 1999, $9,115 for 1998, and $7,149 for 1997, and premiums for split dollar life insurance of $2,901 for 1999, $2,901 for 1998 and $2,901 for 1997. In
     addition, it includes $3,200 of 401(k) matching contributions in 1999 and 1998.

(3) Represents the dollar value of allocations under our employee stock ownership plan in the amounts of $7,946 for 1999, $7,062 for 1998 and $4,941 for 1997, premiums for split dollar life insurance of $2,034 for each of 1999, 1998 and 1997, fees for services provided to our board of directors and director fees for serving on the boards of various subsidiaries of $6,525 for 1999, $5,700 for 1998 and $6,225 for 1997. In
     addition, it includes $2,583 of 401(k) matching contributions in 1999 and $2,479 for 1998.

(4) Represents the dollar value of allocations under our employee stock ownership plan in the amounts of $7,270 for 1999, $6,626 for 1998 and $4,934 for 1997, and fees for services provided to our board of directors and director fees for serving on the boards of various subsidiaries of $1,800 for 1999, $15,800 for 1998 and, $16,800 for 1997. In addition, it includes $2,363 of 401(k) matching contributions in 1999 and $2,326 for 1998.

STOCK OPTION INFORMATION

         The following table sets forth certain information concerning the number and value of stock options granted in the last fiscal year to the individuals named above in the summary compensation table:

----------------------------------------------------------------------------------------------------------------------
                        OPTION GRANTS IN LAST FISCAL YEAR
----------------------------------------------------------------------------------------------------------------------
                                INDIVIDUAL GRANTS
----------------------------------------------------------------------------------------------------------------------


                                                                                          POTENTIAL REALIZABLE VALUE
                                                                                          AT ASSUMED ANNUAL RATES OF
                                                                                           STOCK PRICE APPRECIATION
                                                                                               FOR OPTION TERM

------------------------- --------------- ---------------- ---------------- ------------ --------------- -------------

          (a)                  (b)              (c)              (d)            (e)           (f)            (g)

                                            % OF TOTAL
                                              OPTIONS
                             OPTIONS        GRANTED TO       EXERCISE OR
                             GRANTED       EMPLOYEES IN      BASE PRICE     EXPIRATION
          NAME                (#)(1)        FISCAL YEAR        ($/SH)          DATE          5%($)          10%($)
------------------------- --------------- ---------------- ---------------- ------------ --------------- -------------
R. Scott Grigsby(2)           5,500            11%         $      15.00      02/11/08    $    51,884     $   131,484
                              2,000(3)          8%         $      11.25      02/11/09    $    26,367     $    55,312
                                100(4)          0.2%       $    16.0625      02/18/02    $       253     $       532
------------------------- --------------- ---------------- ---------------- ------------ --------------- -------------
Charles J. Grako              4,500             9%         $      15.00      02/11/09    $    42,450     $   107,578
                                100(4)          0.2%       $    16.0625      02/18/02    $       253     $       532
------------------------- --------------- ---------------- ---------------- ------------ --------------- -------------
Wayne L. Bismark              2,000             4%         $      15.00      02/11/09    $    18,867     $    47,812
                                100(4)          0.2%       $    16.0625      02/18/02    $       253     $       532
------------------------- --------------- ---------------- ---------------- ------------ --------------- -------------

(1) All options vest at a rate of 20% per year on or about each anniversary of the date of grant, except for 100 shares granted to Messrs. Grako and Bismark in 1999, that fully vest three years after the date of grant.

(2) Mr. Grigsby resigned as chairman of the board and chief executive officer, effective February 8, 2000. The options granted to Mr. Grigsby in 1999 will not be exercisable.

(3) Represents non-qualified options granted for service on the board of directors.

(4) Represents one-time non-qualified options granted to all employees and directors of affiliates.

         The following table sets forth certain information concerning the exercisable and nonexercisable stock options at December 31, 1999 held by the individuals named in the summary compensation table:

----------------------------------------------------------------------------------------------------------------------

                             AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END
                                                 OPTIONS VALUES

----------------------------------------------------------------------------------------------------------------------
                                                               Number of Securities
                               Shares                         Underlying Unexercised         Value of Unexercised
                            Acquired on                          Options at FY-End         In-the-Money Options at
          Name                Exercise     Value Realized             (#)(d)                    FY-End ($)(e)
         (#)(a)                (#)(b)          ($)(c)       Exercisable   Unexercisable   Exercisable   Unexercisable
-------------------------- --------------- ---------------- ------------- -------------- -------------- --------------
R. Scott Grigsby(1)              ---             ---           15,659        18,427      $  94,896      $   30,352
-------------------------- --------------- ---------------- ------------- -------------- -------------- --------------
Charles J. Grako                 ---             ---            6,224         9,756      $  31,886      $    6,251
-------------------------- --------------- ---------------- ------------- -------------- -------------- --------------
Wayne L. Bismark                 ---             ---            3,324         6,456      $  11,636      $    6,251
-------------------------- --------------- ---------------- ------------- -------------- -------------- --------------

--------------------

(1) Mr. Grigsby resigned as chairman of the board and chief executive officer, effective February 8, 2000.

EMPLOYMENT AGREEMENTS

         Messrs. Grako and Bismark have three-year employment agreements. Unless earlier terminated by us (or our subsidiary, if applicable) or the respective employee, the employment term under each agreement extends for an additional year on each anniversary of the agreement. Each agreement specifies a minimum annual salary for the initial year of the agreement and provides for an automatic minimum five percent annual increase for each subsequent year. Each agreement also provides that the respective employee is entitled to participate in any executive bonus plan and other incentive compensation or benefit plan established by us or any of our applicable subsidiaries.

         Each agreement is terminable by the employee upon thirty days' prior written notice and automatically terminates upon the death or disability of the employee. We may terminate each agreement at any time for "cause" without incurring any additional obligations. Each agreement provides severance benefits in the event the employee is terminated without cause or "constructively discharged," as defined in each agreement. The severance benefits are equal to the salary and benefits the terminated employee would have received through the end of the normal term of the agreement. If any of the employment agreements are terminated in connection with a "change in control," as defined in each agreement, the employee is entitled to receive severance compensation equal to three times his annual salary and other compensation at the rates then in effect at the time of termination. The terminated employee in such case will also be entitled to continuation of participation in other benefit plans for the remaining term of his agreement. In addition, each officer would be entitled to receive other benefits for such periods. The employment agreements also require UnionBancorp to provide each employee with indemnification insurance and indemnification for any expenses arising out of each person's employment with UnionBancorp or the applicable subsidiary.

         Effective February 8, 2000, Mr. Grigsby resigned as chairman of the board and chief executive officer of UnionBancorp. In recognition of his service, the board approved a severance package for Mr. Grigsby which included a continuation to receive his base salary of $218,275 as of February 8, 2000, on a bi-monthly basis, expiring in December of 2001. In addition, his company automobile, valued at approximately $40,000, will be transferred to his name and he will receive his group health insurance benefits through the expiration of the COBRA period.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During 1999, the members of the compensation committee were Messrs. McGrogan, Breiphol, Broadus, Shinkle and Lansford (ex officio). None of these individuals was an officer or employee of UnionBancorp or any of our subsidiaries during 1999, and none of these individuals is a former officer or employee of UnionBancorp or any of our subsidiaries, except for Mr. Lansford who is Senior Vice President, Organizational Development and Planning. Mr. Lansford did not participate in any decisions pertaining to his compensation.

         THE INCORPORATION BY REFERENCE OF THIS PROXY STATEMENT INTO ANY DOCUMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BY UNIONBANCORP SHALL NOT BE DEEMED TO INCLUDE THE FOLLOWING REPORT UNLESS THE REPORT IS SPECIFICALLY STATED TO BE INCORPORATED BY REFERENCE INTO SUCH DOCUMENT.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The compensation committee of our board of directors is comprised of four outside directors and is responsible for recommendations to the board of directors for compensation of executive officers of our subsidiaries and UnionBancorp. In determining compensation, the following factors are generally taken into consideration:

                  - the performance of the executive officers in achieving our short and long term goals;

                  - payment of compensation commensurate with the ability and expertise of the executive officers; and

                  - we attempt to structure compensation packages so that they are competitive with similar companies.

The committee considers the foregoing factors, as well as others, in determining compensation. There is no assigned weight given to any of these factors.

         Additionally, the compensation committee considers various benefits, such as our employee stock ownership plan, 401(k) plan and the stock option plan, together with perquisites in determining compensation. The committee believes that the benefits provided through the stock based plans more closely tie the compensation of the officers to the interests of the stockholders and provide significant additional performance incentives for the officers which directly benefit the stockholders through an increase in the stock value.

         Annually, the compensation committee evaluates four primary areas of performance in determining the chief executive officer's level of compensation. These areas are:

                  -        long-range strategic planning and implementation;

                  -        our financial performance;

                  - our compliance with regulatory requirements and relations with regulatory agencies; and

                  - the individual's effectiveness of managing relationships with stockholders and the board of directors.

         When evaluating our financial performance, the committee considers profitability, asset growth and risk management. The primary evaluation criteria are considered to be essential to our long-term viability and are given equal weight in the evaluation. Finally, the committee reviewed compensation packages of peer institutions, as well as compensation surveys provided by independent third parties, to ensure that the chief executive officer's compensation is competitive and commensurate with his level of performance.

         Messrs. McGrogan (Chair), Breipohl, Broadus, Shinkle and Lansford (ex officio)

         THE INCORPORATION BY REFERENCE OF THIS PROXY STATEMENT INTO ANY DOCUMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BY UNIONBANCORP SHALL NOT BE DEEMED TO INCLUDE THE FOLLOWING PERFORMANCE GRAPH AND RELATED INFORMATION UNLESS SUCH GRAPH AND RELATED INFORMATION ARE SPECIFICALLY STATED TO BE INCORPORATED BY REFERENCE INTO SUCH DOCUMENT.

STOCKHOLDER RETURN PERFORMANCE PRESENTATION

         The following graph shows a comparison of cumulative total returns for UnionBancorp, the Nasdaq Stock Market (US Companies) and an index of Nasdaq Bank Stocks for the period commencing October 1, 1996, the date our shares were first quoted on the Nasdaq Stock Market. The graph was prepared at our request by SNL Securities, Charlottesville, Virginia.

                     COMPARISON OF CUMULATIVE TOTAL RETURN*
                   (ASSUMES $100 INVESTED ON OCTOBER 1, 1996)

                                       [GRAPH]

*TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS

-------------------------------------------------------------------------------------------------------------------

                             Cumulative Total Return

-------------------------------------------------------------------------------------------------------------------

                                      10/01/96         12/31/96         12/31/97         12/31/98        12/31/99

-------------------------------------------------------------------------------------------------------------------
UnionBancorp, Inc.                        $100            $125             $191             $148            $127

Nasdaq Stock Market - US                  $100            $105             $129             $182            $329

Nasdaq Bank Index                         $100            $113             $188             $187            $180

SNL Midwest Bank Index                    $100            $110             $178             $190            $149
-------------------------------------------------------------------------------------------------------------------

                       TRANSACTIONS WITH MANAGEMENT

         Several of our directors and executive officers (including their affiliates, families and companies in which they are principal owners, officers or directors) were loan customers of, and had other transactions with, us and our subsidiaries in the ordinary course of business. These loans and lines of credit were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features. During 1999, we paid approximately $80,293 to the law firm of Myers, Daugherity, Berry, O'Conor & Kuzma, Ltd. for legal services. Richard J. Berry, a director of UnionBancorp, is a principal of that firm. Additionally, in 1999, we paid premiums of approximately $74,688 to American Bankers Professional Fidelity Insurance Company, Ltd. ("ABFIC") for a blanket bond insurance policy. R. Scott
Grigsby, who served as a director during the payment of these premiums, was also a director of ABFIC. Management believes such legal services and insurance were obtained on terms no less favorable than would have been obtained from unaffiliated third-parties.

                  STOCKHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

         For inclusion in our proxy statement and form of proxy relating to the 2001 annual meeting of stockholders, stockholder proposals must be received by us on or before November 17, 2000. In order to be presented at such meeting, notice of the proposal must be received by UnionBancorp on or before November 17, 2000, and must otherwise comply with our bylaws.

                                  OTHER MATTERS

         We do not intend to present any other business at the meeting and knows of no other matters which will be presented. However, if any other matters come before the meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their best judgment on those matters.

         Your proxy is solicited by the board of directors and we will pay the cost of solicitation. In addition to soliciting proxies by use of the mails, officers, directors and regular employees of UnionBancorp or our subsidiaries, acting on our behalf, may solicit proxies by telephone, telegraph or personal interview. We will, at our expense, upon the receipt of a request from brokers and other custodians, nominees and fiduciaries, forward proxy soliciting material to the beneficial owners of shares held of record by such persons.

                           FAILURE TO INDICATE CHOICE

         If any stockholder fails to indicate a choice with respect to any of the proposals on the proxy for the annual meeting, the shares of such stockholder shall be voted FOR the nominees listed under proposal 1.

                                  By Order of the Board of Directors

                                  [SIGNATURE]

                                  Charles J. Grako
                                  President

Ottawa, Illinois
March 17, 2000

                       ALL STOCKHOLDERS ARE URGED TO SIGN
                         AND MAIL THEIR PROXIES PROMPTLY

PROXY

                               UNIONBANCORP, INC.
                  PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
             FOR THE ANNUAL MEETING OF STOCKHOLDERS--APRIL 25, 2000

    The undersigned hereby appoints Lawrence J. McGrogan and John A. Trainor, or either of them acting in the absence of the other, with power of substitution, attorneys and proxies, for and in the name and place of the undersigned, to vote the number of shares of common stock that the undersigned would be entitled to vote if then personally present at the annual meeting of the stockholders of UnionBancorp, Inc., to be held at the Starved Rock Lodge and Conference Center located in Utica, Illinois, on Tuesday, April 25, 2000, at 10:00 a.m., local time, or any adjournments or postponements thereof, upon the matters set forth in the notice of annual meeting and proxy statement (receipt of which is hereby acknowledged) as designated on the reverse side, and in their discretion, the proxies are authorized to vote upon such other business as may come before the meeting:


  New Address: ___________________________________
  ________________________________________________
  ________________________________________________




                 (Continued and to be signed on reverse side.)


                             ^  FOLD AND DETACH HERE  ^

                               UNIONBANCORP, INC.
      PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY

    1. Election of Directors
     01-L. Paul Broadus, 02-Robert J. Doty,
     03-Jimmie D. Lansford and 04-I.J. Reinhardt, Jr.

     The Board of Directors recommends a vote FOR all nominees.

                                                For All
                  For           Withheld        Except
                  / /              / /            / /




                               / / Check here if you plan to attend the
                                   meeting.

                              / / Check here for address change.



                                        THIS PROXY WILL BE VOTED IN ACCORDANCE
                                        WITH SPECIFICATION MADE. IF NO CHOICES
                                        ARE INDICATED, THIS PROXY WILL BE VOTED
                                        FOR ALL NOMINEES.


                                        Dated: ___________________________, 2000

                                        Signature(s) ___________________________

                                        ________________________________________

                                        NOTE: Please sign exactly as your
                                        name(s) appears. For joint accounts,
                                        each owner should sign. When signing as
                                        executor, administrator, attorney,
                                        trustee or guardian, etc., please give
                                        your full title.





                       ^  FOLD AND DETACH HERE  ^


PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
                          ENCLOSED ENVELOPE.